UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

MICT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 West Grand Avenue, Suite 3 Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MICT	The Nasdaq Capital Market LLC

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 3, 2022, Friedman LLP (“Friedman”) resigned as MICT, Inc.’s (the “Company”) independent registered public accounting firm, effective immediately. The Company is working on a merger agreement with Tingo, Inc. and so the Company decided to engage Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”).

The reports of Friedman on the Company’s consolidated financial statements as of and for the year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the recent fiscal year ending December 31, 2021 and through the date of this Current Report, there have been no (i) disagreements with Friedman on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Friedman did not act as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2020.

The Company has provided Friedman with a copy of the above disclosures and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Friedman’s letter, dated October 7, 2022 is filed as exhibit 16.1 to this Current Report of Form 8-K.

On October 6, 2022, the Company engaged Deloitte as the Company’s new independent registered public accounting firm.

During the recent fiscal year ending December 31, 2021, and through the date of this Report, the Company has not consulted Deloitte regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter of Friedman LLP, to the Securities and Exchange Commission dated October 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2022

MICT, Inc.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

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